Exhibit 10.8.4

EXECUTION VERSION

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this 2nd day of April, 2015, by and among Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and MSDC JC Investments, LLC, a Delaware limited liability company (“MSDC”), in its capacity as agent for the Lender Group (in such capacity, together with its successors and assigns in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of March 31, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Jack Cooper Holdings Corp. (“Borrower”) and the lenders party thereto as “Lenders” (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of the Lender Group are willing to make the financial accommodations to Borrower as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Agent, for the benefit of Lender Group , that certain Security Agreement, dated as of April 2, 2015 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of Lender Group, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.                                      DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Credit Agreement.

2.                                      GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to Agent, for the benefit each member of the Lender Group, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):

(a)                                 all of its Trademarks including those referred to on Schedule I, exclusive, however, of (i) any Trademarks that are protectable, registered or applied for solely under the laws of jurisdictions outside the United States, and (ii) any Excluded Collateral;

(b)                                 all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(c)                                  all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, including right to receive any damages or (ii) injury to the goodwill associated with any Trademark.

3.                                      SECURITY FOR SECURED OBLIGATIONS.  This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent or the Lender Group, or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.                                      SECURITY AGREEMENT.  The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group, pursuant to the Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Trademark Security Agreement and the Security Agreement, the Security Agreement shall control.

5.                                      AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto.  Grantors hereby authorize Agent unilaterally to modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6.                                      COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement.  Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement.  Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.

7.                                      CONSTRUCTION.  This Trademark Security Agreement is a Loan Document.  Unless the context of this Trademark Security Agreement clearly requires otherwise, references

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to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights.  Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash or immediately available funds of all of the Secured Obligations other than unasserted contingent indemnification Secured Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.

8.                                      INTERCREDITOR AGREEMENTS. Agent, on behalf of itself and the Lender Group, hereby agrees that the terms, conditions, and provisions contained in this Trademark Security Agreement are subject to the Intercreditor Agreements and, in the event of a conflict between the terms of the Intercreditor Agreements and this Trademark Security Agreement, the terms of the Intercreditor Agreements shall govern and control.

9.                                      THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES

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THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTWITHSTANDING THE FOREGOING, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH OF THE PARTIES HERETO REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	PACIFIC MOTOR TRUCKING COMPANY,
a Missouri corporation

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chief Executive Officer

JACK COOPER TRANSPORT COMPANY,
INC., a Delaware corporation

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chief Executive Officer

AXIS LOGISTIC SERVICES, INC.,
a Delaware corporation

	By:	/s/ T. Michael Riggs
Name: T. Michael Riggs
Title: Chief Executive Officer

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:	MSDC JC INVESTMENTS, LLC,
a Delaware limited liability company

	By:	/s/ Marcello Liguori
Name: Marcello Liguori
Title: Vice President

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

Trademark Registrations/Applications

Grantor	Country	Mark	Application/ Registration No.	App/Reg Date
Pacific Motor Trucking Company	USA	Pacific Motor Trucking Company	73359326/ 1245993	July 19, 1983
Pacific Motor Trucking Company	USA	Pacific Motor Trucking Company	73359327/ 1248646	August 16, 1983
Jack Cooper Transport Company, Inc.	USA	Jack Cooper Transport Company, Inc.	76324866/ 2696551	March 11, 2003
Jack Cooper Transport Company, Inc.	USA	Jack Cooper Transport Company, Inc.	76324864/ 2696550	March 11, 2003
Jack Cooper Transport Company, Inc.	USA	Jack Cooper Transport Company, Inc.	75068567/ 2080261	7/15/1997 (cancelled for failure to renew in 2007)
Jack Cooper Transport Company, Inc.	USA	Jack Cooper Transport Company, Inc.	73758566/ 1561418	10/17/1989
Jack Cooper Transport Company, Inc.	USA	Jack Cooper Transport Company, Inc.	78433923/ 3049043	1/24/2006
AXIS LOGISTIC SERVICES, INC.	USA	AXIS LOGISTIC SERVICES, INC.	85502226/ 4291066	2/19/2013

Unregistered Trademarks:

Allied Automotive Group

Allied Systems

Allied Systems Holdings